Exhibit 10.3

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

dated as of August  10, 2018

among

DANAOS CORPORATION

and

THE STOCKHOLDERS BOUND HEREBY

TABLE OF CONTENTS

1.	Certain Definitions		3

2.	Registration		7

	2.1	Initial Shelf Registration	7
	2.2	Information Request	8
	2.3	Underwritten Takedowns	8
	2.4	Underwritten Takedown Priority	8
	2.5	Underwritten Takedown Minimum Threshold	9
	2.6	Underwritten Takedown Notice to Holders	9
	2.7	Demand Registration	9
	2.8	Demand Priority	10
	2.9	Demand Minimum Threshold	10
	2.10	Demand Notice to Holders	10

3.	Piggy-back Registration		10

	3.1	Right to Piggy-back	10
	3.2	Priority on Company Registrations	11
	3.3	Priority on Stockholder Registrations	11
	3.4	Certain Limitations on Registration Rights	12

4.	Registration Procedures		12

	4.1	Company Undertakings	12
	4.2	Suspension of Registration Statement Availability	17
	4.3	Registration Expenses	17
	4.4	No Required Sale	18

5.	Indemnification		18

6.	Lockups		21

	6.1	Stockholder Lockup	21
	6.2	Permitted Distributions	21
	6.3	Lockup Agreement	21

7.	General		21

	7.1	Rule 144	21
	7.2	Confidentiality	22
	7.3	Amendments and Waivers	22
	7.4	Notices	22
	7.5	Miscellaneous	24

Exhibit A — Equity Lenders

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made as of August  10, 2018 among Danaos Corporation, a Republic of the Marshall Islands corporation (the “Company”), the holders listed on Exhibit A hereto (together with their successors and permitted assigns, the “Equity Lenders”), and Danaos Investment Limited, an entity incorporated under the laws of New Zealand, as the Trustee of the 883 Trust (the “Plan Sponsor” and, collectively with the Equity Lenders, the “Initial Holders” and, together with the Company, the “parties hereto”).

WHEREAS, the Company and its Affiliates entered into a Restructuring Support Agreement, dated as of May 11, 2018 (such agreement, including all the exhibits thereto, as amended, supplemented or otherwise modified from time to time prior to June 19, 2018, the “Original RSA”), regarding a restructuring transaction, pursuant to the terms and conditions set forth in the Original RSA;

WHEREAS, after the execution of the Original RSA, the Company engaged in further good faith, arm’s-length negotiations with the parties to the Original RSA and certain other lenders of the Company not party to the Original RSA regarding the terms of an out-of-court restructuring transaction (the “Out-of-Court Restructuring”), pursuant to an amended and restated version of the Original RSA dated June 19, 2018 (as thereafter may be amended, supplemented or otherwise modified from time to time, the “Restructuring Support Agreement”), which Out-of-Court Restructuring will be completed on the Closing Date (as defined in the Restructuring Support Agreement);

WHEREAS, on the Closing Date, the Company shall issue 99,342,271 shares of common stock, par value $0.01 per share (the “Common Stock”), to the Equity Lenders (or their nominees) pursuant to the terms of the Out-of-Court Restructuring Term Sheet (as defined in the Restructuring Support Agreement);

WHEREAS, the Out-of-Court Restructuring Term Sheet provides that the Company shall file a Registration Statement (as defined below) on or prior to the Closing Date (the “Initial Shelf Registration Statement”), with respect to the resale of Registrable Securities (as defined below); and

WHEREAS, in connection with the issuance of the shares of Common Stock and the other transactions contemplated by the Restructuring Support Agreement, the Company has agreed to provide each Holder with the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Certain Definitions.

As used in this Agreement, terms defined in the preamble and the recitals shall have their respective meanings, and the following capitalized terms shall have the meanings ascribed to them below:

“Affiliate” shall mean, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, direct or indirect, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, neither the Company nor any of its subsidiaries shall be deemed an “Affiliate” of the Plan Sponsor or any of its Affiliates and vice versa. In this Agreement, Affiliate shall also be deemed to include, with respect to HSH Nordbank and its subsidiaries only, (i) the following entities or any investment funds managed or advised by any of them: Cerberus Capital Management, LP, J.C. Flowers & Co. LLC, GoldenTree Asset Management LP, Centaurus Capital LP and / or Austrian bank BAWAG P.S.K., and (ii) any Affiliates and / or limited partners of any such entities or investment funds, provided that the purchase of HSH Nordbank by Affiliates of Cerberus Capital Management, LP, J.C. Flowers & Co. LLC, GoldenTree Asset Management LP, Centaurus Capital LP and Austrian bank BAWAG P.S.K., has been completed.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in each of (a) London, United Kingdom, (b) Athens, Greece, (c) New York City, United States, and (d) Hamburg, Germany.

“Claims” has the meaning set forth in Section 5(a).

“Commission” means the U.S. Securities and Exchange Commission or any successor agency or government body performing the functions currently performed by the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued or issuable in exchange for or with respect to the common stock of the Company by way of a stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, exchange, merger, consolidation or other reorganization.

“Demand Initiating Holder” has the meaning set forth in Section 2.7.

“Demand Registration” has the meaning set forth in Section 2.7.

“Demand Request” has the meaning set forth in Section 2.7.

“Effectiveness Period” has the meaning set forth in Section 2.1(d).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FINRA” means Financial Industry Regulatory Authority, Inc.

“Follow-on Equity Raise” refers to the capital raise in respect of which the Company has undertaken to use commercially reasonable efforts to source investment commitments for Common Stock of not less than $50 million in aggregate net proceeds to the Company by no later than the Follow-on Equity Raise Deadline.

“Follow-on Equity Raise Deadline” means the last Business Day of the 18th full month after the Closing Date.

“Governmental Authority” means (a) any court, tribunal, judicial or arbitral body and (b) any government, multilateral organization, international organization, or other industry or self-regulatory organization or any agency, bureau, board, commission, ministry, authority, department, official, political subdivision or other instrumentality thereof, whether federal, state or local, domestic or foreign as well as any Persons owned or chartered by any of the foregoing.

“Holder”, “Holders”, “Stockholder” or “Stockholders” means any holder of Registrable Securities from time to time (including any successors or assigns), including, for the avoidance of doubt, the Initial Holders, for so long as such holder owns or is the beneficial owner of any Registrable Securities.

“Holders’ Counsel” has the meaning set forth in Section 4.1(a).

“Initiating Holder” has the meaning set forth in Section 2.7.

“Inspectors” has the meaning set forth in Section 4.1(l).

“New York Courts” has the meaning set forth in Section 7.5(f).

“Order of Priority” has the meaning set forth in Section 2.4.

“Person” shall mean an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor, by merger or otherwise, of any of the foregoing.

“Piggy-back Registration” has the meaning set forth in Section 3.1.

“Private Placement” has the meaning given to such term in that certain Backstop Agreement, dated as of August        , 2018, among the Company, the Plan Sponsor and Danaos Shipping Company Limited.

“Proceeding” has the meaning set forth in Section 7.5(f).

“Records” has the meaning set forth in Section 4.1(l).

“Registrable Securities” means any shares of Common Stock to be (i) acquired by any Equity Lender in connection with the Out-of-Court Restructuring and any additional shares of Common Stock paid, issued or distributed in respect of such shares by way of any stock splits, reverse stock splits, stock dividends or similar transactions involving the Company’s Common Stock, and (ii) acquired by the Plan Sponsor in connection with the Out-of-Court

Restructuring (including but not limited to the Follow-on Equity Raise or the Private Placement (as applicable)) and at any time following the Closing Date (provided that any shares of Common Stock issued to the Plan Sponsor in respect of any Dividend Reinvestment (as defined in the Stockholders Agreement) shall not be Registrable Securities prior to the time at which all Equity Lenders have been given the opportunity to register their shares of Common Stock issued pursuant to the Out-of-Court Restructuring on a shelf registration statement that has been declared effective) and any additional shares of Common Stock paid, issued or distributed in respect of such shares by way of any stock splits, reverse stock splits, stock dividends or similar transactions involving the Company’s Common Stock; provided, in each case of (i) and (ii), such shares of Common Stock shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such shares shall have been declared effective under the Securities Act and such shares shall have been disposed of in accordance with such Registration Statement or (B) such shares shall have been sold to the public pursuant to Rule 144 and in compliance with the requirements of Rule 144.

“Registration Deadline” means the fifth anniversary of the Follow-on Equity Raise Deadline.

“Registration Statement” means a registration statement filed pursuant to the Securities Act covering shares of Common Stock.

“Rule 144” means Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time (or any successor provision).

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Initiating Holder” has the meaning set forth in Section 2.3.

“Shelf Registration Statement” means a “shelf” Registration Statement of the Company required to be filed pursuant to the provisions of Section 2 hereof which covers the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Significant Holder” means, as of any date, any Holder beneficially owning no less than 5% of the then issued and outstanding Common Stock.

“Stockholders Agreement” means that certain stockholders agreement, dated on August                                              , 2018, between the Company and the stockholders party thereto from time to time.

“Substitute Shelf Registration Statement” has the meaning set forth in Section 2.1(c).

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2.1(e).

“Suspension Period” has the meaning set forth in Section 4.2.

“Underwritten Offering” means an offering of Registrable Securities under a Registration Statement in which the Registrable Securities are sold to one or more underwriters for reoffering to the public.

“Underwritten Takedown Notice” has the meaning set forth in Section 2.6.

“Underwritten Takedown Request” has the meaning set forth in Section 2.3.

“Underwritten Takedowns” has the meaning set forth in Section 2.3.

2.                                      Registration.

2.1                               Initial Shelf Registration. The Company shall:

(a)                                 subject to Section 2.2, prepare and cause to be filed with the Commission the Initial Shelf Registration Statement on or prior to the Closing Date, which Shelf Registration Statement shall provide for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of their Registrable Securities;

(b)                                 subject to Section 2.2, use its commercially reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable and no later than 90 days following the Closing Date, including by requesting the Commission to declare it effective by the Closing Date;

(c)                                  file the Initial Shelf Registration Statement on Form F-1; provided, however, that, if the Company becomes eligible to register the Registrable Securities for resale by the Holders on Form F-3 (including a Form F-3 filed as an automatic shelf registration statement (as defined in Rule 405 under the Securities Act)), the Company shall be entitled to amend the Initial Shelf Registration Statement to a Shelf Registration Statement on Form F-3 or file a Shelf Registration Statement on Form F-3 in substitution of the Initial Registration Statement initially filed (a “Substitute Shelf Registration Statement”);

(d)                                 use its commercially reasonable efforts to keep the Initial Shelf Registration Statement or Substitute Shelf Registration Statement, as applicable, continuously effective, supplemented and amended as required by the Securities Act in order to ensure that (A) it is available for resales of Registrable Securities by the Holders and (B) it conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder, as announced from time to time, for a period from the date the Initial Shelf Registration Statement is declared effective by the Commission until the earlier of (i) the date that all Registrable Securities covered by such Shelf Registration Statement shall cease to be Registrable Securities and (ii) the Registration Deadline (the “Effectiveness Period”); and

(e)                                  if the Initial Shelf Registration Statement or any Substitute Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Shelf Registration Statement to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the Registrable Securities (a “Subsequent Shelf Registration Statement”), if the Company is then eligible to use a shelf registration pursuant to Rule 415 under the Securities Act. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to cause the Subsequent Shelf Registration Statement to be declared effective as soon as practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective for the remainder of the Effectiveness Period.

2.2                               Information Request. The Company may require that any Holder furnish the Company such information in writing regarding such Holder and the distribution of the Registrable Securities owned or to be owned by such Holder, as the Company may from time to time reasonably request for purposes of inclusion in a Registration Statement (including information required by the Commission) and the furnishing of such information shall be a condition to the inclusion of such Registerable Securities in such Registration Statement, provided that (i) the inability to register any Holder’s Registrable Securities shall not affect the Company’s obligation to register other Holders’ Registrable Securities and (ii) such information is necessary for the Company to effect the registration of the Registrable Securities and shall be used only in connection with such registration.

2.3                               Underwritten Takedowns. From the date falling 90 days following the Follow-on Equity Raise Deadline and prior to the Registration Deadline, a Significant Holder (in such capacity a “Shelf Initiating Holder”) may request up to three (3) Underwritten Offerings (“Underwritten Takedowns”) pursuant to a Shelf Registration Statement (each, an “Underwritten Takedown Request”). Upon the receipt of an Underwritten Takedown Request, the Company shall facilitate in the manner described in this Agreement the Underwritten Offering covering, subject to Sections 2.4, 2.5 and 2.6, all Registrable Securities with respect to which the Company has received written requests for inclusion therein by Holders within 10 Business Days after the date of the Company’s Underwritten Takedown Notice (as defined below).

2.4                               Underwritten Takedown Priority. If Registrable Securities to be sold for the account of any Person other than the Shelf Initiating Holder are to be included in such Underwritten Takedown, and if, and to the extent that, the managing underwriters of the relevant offering (such managing underwriter to be selected by the Shelf Initiating Holder, or if no such selection is made by the Shelf Initiating Holder, by the Holder (other than the Shelf Initiating Holder) holding the greatest number of Registrable Securities proposed to be sold in such Underwritten Takedown, provided such selection is acceptable to the Company) advise the Company and such Shelf Initiating Holder in writing that, in their opinion, the number of shares of Common Stock proposed to be included in such Underwritten Takedown exceeds the number of shares of Common Stock that can reasonably be expected to be sold in such offering without being likely to have a significant adverse effect on such offering, including the price at which such securities can be sold and the timing and distribution of such securities offered, then the Company shall include in such Underwritten Takedown the number of Registrable Securities which can be so sold in the following order of priority (the “Order of Priority”), up to the maximum amount of Registrable Securities to be offered:

(a)                                 first, any Registrable Securities requested to be included in such request by the Initiating Holder (as defined below);

(b)                                 second (after full inclusion of all Registrable Securities referred to in item (a)), any Registrable Securities requested to be included in the Underwritten Takedown or Demand Registration, as applicable, by any other Holder other than the Plan Sponsor and its Affiliates or transferees; and

(c)                                  third (after full inclusion of all Registrable Securities referred to in items (a) and (b)), any Registrable Securities requested to be included by any other Persons, including the Company and the Plan Sponsor and its Affiliates or transferees (in the event the Plan Sponsor is not the Initiating Holder), allocated, in the case of (b) and (c), pro rata among such Persons on the basis of the number of Registrable Securities initially proposed to be included by each such Person in such Underwritten Takedown or Demand Registration, as applicable.

2.5                               Underwritten Takedown Minimum Threshold. If a Shelf Initiating Holder is selling less than all of its Registrable Securities, the expected aggregate gross proceeds to such Shelf Initiating Holder from any offering made pursuant to a Underwritten Takedown Request may not be less than $25 million (based upon the average of the last sale prices of the Common Stock for the 15 trading days immediately prior to the date of the Underwritten Takedown Request).

2.6                               Underwritten Takedown Notice to Holders. Following receipt of, and no later than 10 Business Days following, any such Underwritten Takedown Request from a Shelf Initiating Holder, the Company shall provide all other Holders with notice of such request (the “Underwritten Takedown Notice”) and such other Holders may elect to have their Registrable Securities sold in such offering; provided, however, they notify the Company in writing of such election within 10 Business Days following the date of the Company’s Underwritten Takedown Notice (such election notice shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) and provided that no such notice need be provided to any Holder who has previously declined to have their Registrable Securities registered in such Shelf Registration Statement.

2.7                               Demand Registration. If during the period commencing from the date falling 90 days after completion of the Follow-on Equity Raise (or such shorter period as may be agreed by the managing underwriters of the Follow-on Equity Raise) and prior to the Registration Deadline, the Company does not have a then-effective Shelf Registration Statement for the resale of any Registrable Securities held by Holders, then any Significant Holder may make up to three (3) requests (such holder a “Demand Initiating Holder” and together with any Shelf Initiating Holder, the “Initiating Holder”) to the Company to sell all or part of such Demand Initiating Holder’s shares of Common Stock (a “Demand Request”) pursuant to a Registration Statement on Form F-1 or other appropriate registration form available to the Company, including an automatic shelf registration statement if the Company is then a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (each a “Demand Registration”). Upon the receipt of a Demand Request, the Company shall effect the Demand Registration in accordance with the provisions of the Securities Act covering, subject to Sections 2.8, 2.9 and 2.10, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 Business Days after the date of the Company’s Demand Notice (as defined below).

2.8                               Demand Priority. If Registrable Securities to be sold in an Underwritten Offering for the account of any Person other than the Demand Initiating Holder are included in such Demand Registration, and if, and to the extent that, the managing underwriters of the offering (such managing underwriter to be selected by the Demand Initiating Holder, or if no such selection is made by the Demand Initiating Holder, by the Holder (other than the Demand Initiating Holder) holding the greatest number of Registrable Securities proposed to be sold in such Demand Registration, provided such selection is acceptable to the Company) advise the Company and such Demand Initiating Holder in writing that, in their opinion, the amount of Registrable Securities proposed to be included in such Demand Registration exceeds the amount of Registrable Securities that can reasonably be expected to be sold in such offering without being likely to have a significant adverse effect on such offering, including the price at which such securities can be sold and the timing and distribution of such securities offered, then the Company shall include in such Demand Registration the number of Registrable Securities which can be so sold in the Order of Priority up to the maximum amount of Registrable Securities to be offered.

2.9                               Demand Minimum Threshold. If a Demand Initiating Holder is selling less than all of its Registrable Securities, the aggregate expected gross proceeds to such Demand Initiating Holder from any offering made pursuant to a Demand Request may not be less than $25 million (based upon the average of the last trading price of the Common Stock for the 15 trading days immediately prior to the date of the written notice from the Demand Initiating Holder to the Company making the Demand Request).

2.10                        Demand Notice to Holders. Following receipt of, and in any event no later than 10 Business Days following, any such Demand Request from a Demand Initiating Holder, the Company shall provide all other Holders with notice of such request (the “Demand Notice”) and such other Holders may elect to have their Registrable Securities included in such offering; provided, however, they notify the Company in writing of such election within 10 Business Days following the date of the Company’s Demand Notice (such election notice shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder).

3.                                      Piggy-back Registration.

3.1                               Right to Piggy-back. If at any time during the period commencing from the date falling 90 days after completion of the Follow-on Equity Raise (or such shorter period as may be agreed by the managing underwriters of the Follow-on Equity Raise) and prior to the Registration Deadline, the Company proposes to effect an underwritten public offering of its Common Stock, the Company will give prompt written notice to each Holder of its intention to effect such underwritten public offering and will include in such underwritten public offering and on any Registration Statement the Company proposes to file in respect of such offering (a “Piggy-back Registration”) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 Business Days after the receipt of the Company’s notice; provided, however, they notify the Company in writing of such election within 10 Business Days following the date of the Company’s notice (such election requests shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder); provided further, however, that in the case of the filing of a Registration Statement, such Registrable Securities are not otherwise registered pursuant to an existing and effective Shelf Registration Statement under this Agreement.

3.2                               Priority on Company Registrations. If a Piggy-back Registration is an underwritten offering on behalf of the Company, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such Piggy-back Registration exceeds the largest number of securities which can be sold without having a significant adverse effect on such offering, including the price at which such securities can be sold and the timing and distribution of such securities offered, the Company will include in such offering and registration the number of Registrable Securities which can be so sold in such offering in the following order of priority, up to the maximum amount of Registrable Securities to be offered:

(a)                                 first, the shares of Common Stock that the Company proposes to sell in such offering;

(b)                                 second (after full inclusion of all Common Stock referred to in item (a)), any Registrable Securities requested to be included therein by any Holder; and

(c)                                  third (after full inclusion of all Common Stock referred to in item (a) and the Registrable Securities referred to in item (b)), any shares of Common Stock requested to be included therein by any other holders of shares of Common Stock, allocated, in the case of (b) and (c), pro rata among such holders on the basis of the number of shares of Common Stock initially proposed to be included by each such holder in such offering.

3.3                               Priority on Stockholder Registrations. If a Piggy-back Registration is an underwritten secondary sale and registration on behalf of a Person to whom the Company has a contractual obligation to facilitate such offering (other than the Holders) and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the largest number of securities which can be sold without having a significant adverse effect on such offering, including the price at which such securities can be sold and the timing and distribution of such securities offered, the Company will include in such offering and registration:

(a)                                 first, the Common Stock that the Person demanding the offering proposes to sell in such offering;

(b)                                 second (after full inclusion of all Common Stock referred to in item (a)), any Common Stock proposed to be sold for the account of the Company or any Registrable Securities proposed to be sold for the account of a Holder in such offering; and

(c)                                  third (after full inclusion of all Common Stock referred to in items (a) and (b)), any Common Stock required to be included in such offering by any other Person to whom the Company has a contractual obligation to facilitate such offering, allocated, in the case of (b) and (c), pro rata among the Company and such holders on the basis of the number of shares of Common Stock initially proposed to be included by the Company and each such holder in such offering.

3.4                               Certain Limitations on Registration Rights. In the case of a registration under Sections 2.3, 2.7 and 3.1, if the Company determines to enter into an underwriting agreement in connection therewith, all securities to be offered pursuant thereto shall be subject to an underwriting agreement and no Holder may participate in such offering unless such Holder agrees to sell such Holder’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the managing underwriter as may be reasonably necessary to register and offer such Holder’s securities.

4.                                      Registration Procedures.

4.1                               Company Undertakings. In connection with its obligations under Sections 2 and 3 hereof, the Company shall:

(a)                                 furnish, before filing a Registration Statement (including the Initial Shelf Registration Statement and Substitute Shelf Registration Statement, as applicable, or after the Company has received written requests for inclusion of Registrable Securities pursuant to Sections 2 or 3 hereof) or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, or any free writing prospectus related thereto, in each case relating to Registrable Securities, to one counsel (“Holders’ Counsel”) for the relevant Holders (selected by Holders holding more than 50% of the Registrable Securities or, in the case of a Piggy-back Registration, Holders holding more than 50% of the Registrable Securities participating in such Piggy-back Registration) copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the review and reasonable comment of such counsel, and the Company shall not file the Registration Statement or amendment thereto, any prospectus or supplement thereto, comparable statements under securities or blue sky laws of any jurisdiction or any free writing prospectus related thereto to which a majority of the Holders (or, in the case of a Piggy-back Registration, Holders holding more than 50% of the Registrable Securities participating in such Piggy-back Registration) shall reasonably object;

(b)                                 prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use its commercially reasonable efforts to cause such

Registration Statement to become and remain effective, subject to the limitations contained herein;

(c)                                  prepare and file with the Commission such amendments (excluding any post-effective amendments) and supplements to the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) and the prospectus used in connection therewith as may be necessary to (i) keep the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) in accordance with the intended methods of disposition by the relevant Holders thereof set forth in the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration); and (ii) to reflect any changes to the information provided by Holders to be included in such Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) or, to the extent permitted under rules and regulations of the Commission, to add new Holders to the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration);

(d)                                 furnish, without charge, to each Holder and any managing underwriter such number of copies of the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration), each amendment (excluding any post-effective amendments) and supplement thereto (in each case including all exhibits), the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) in conformity with the requirements of the Securities Act, each free writing prospectus utilized in connection therewith, and other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder; the Company consents to the use of the prospectus included in a Shelf Registration Statement and any amendment or supplement thereto by each of the Holders in connection with the offer and sale of the Registrable Securities covered by a Shelf Registration Statement;

(e)                                  register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdiction where the Common Stock is listed for trading, and to do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the relevant Registrable Securities in such jurisdiction, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (e), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(f)                                   promptly notify each Holder (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus related to the Shelf Registration Statement or any Piggy-back Registration until the Company shall have remedied the basis for such suspension): (i) when the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration), any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) or any free writing prospectus has been filed and, with respect to such Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the Commission or any state securities authority for amendments or supplements to the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (v) of the existence of any fact of which the Company becomes aware which, based on advice of the Company’s counsel, results in the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration), any prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(g)                                  use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration);

(h)                                 use its commercially reasonable efforts to cause all Registrable Securities covered by the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) to be listed on the New York Stock Exchange, if the Common Stock is then listed thereon, or the principal securities exchange on which the Common Stock is then listed;

(i)                                     make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) and in any event no later than 180 days after the end of a 12-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration);

(j)                                    if requested by any Holder, promptly incorporate in the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) or related prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Registrable Securities; provided, however, that nothing herein shall be deemed to require the Company to participate in any Underwritten Offering of any Registrable Securities or to include information relating to an Underwritten Offering in the Plan of Distribution other than as set forth in Section 3 hereof;

(k)                                 if a Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration) is filed pursuant to Section 2 or 3 hereof, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings of equity securities similar to the Common Stock, as may be appropriate in the circumstances) and take all such other actions in connection therewith (including those reasonably requested in writing by the managing underwriters, if any, or the Holders of a majority of the Registrable Securities being sold or Holders’ Counsel) in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Offering, (i) make such representations and warranties to the underwriters, if any, with respect to the business of the Company and its subsidiaries as then conducted, and the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration), any prospectus and the documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of equity securities similar to the Common Stock, as may be appropriate in the circumstances, and confirm the same if and when reasonably required; (ii) obtain an opinion of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any), addressed to each of the managing underwriters, if any, covering the matters customarily covered in opinions of counsel to the issuer requested in underwritten offerings of equity securities similar to the Common Stock, as may be appropriate in the circumstances; (iii) obtain “comfort” letters and updates thereof (which letters and updates (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration)), addressed to each of the managing underwriters, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings of equity securities similar to the Common Stock, as may be appropriate in the circumstances, and such other matters as reasonably requested in writing by the managing underwriters; and (iv) deliver such documents and certificates as are customary and may be reasonably requested in writing by the managing underwriters, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any conditions contained in the underwriting agreement or other similar agreement entered into by the Company;

(l)                                     if reasonably requested by the managing underwriters, if any, as applicable, and subject to the receipt, if reasonably requested by the Company, of confidentiality agreements in customary form and subject to customary exceptions, make available for inspection by representatives of the managing underwriters, if any (including, without limitation, their legal counsel) (collectively, the “Inspectors”), electronically or at the offices where normally kept, during reasonable business hours and in a reasonable manner, all financial and other records and pertinent corporate documents of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested in writing by any such Inspector in connection with such Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration); provided that, unless the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this clause (l) if the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information. Each Inspector shall agree in writing that it will keep the Records strictly confidential and not disclose any of the Records except to the extent the information in such Records is public or has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector. Each Inspector and each managing underwriter will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Inspector, each selling Holder and the managing underwriters will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and, to the extent practicable, use its reasonable best efforts to allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(m)                             in the case of an Underwritten Offering, make senior management of the Company reasonably available in accordance with customary practice, to the extent requested by the managing underwriters, to assist in the marketing of the Registrable Securities to be sold in such Underwritten Offering, including the participation of such members of senior management of the Company in “road show” presentations and other customary marketing activities; provided, however, that the Company shall not be required to participate in any marketing effort that is longer than four (4) Business Days or requires face to face meeting with investors more than once every ninety (90) days and no more than twice in a twelve (12) month period;

(n)                                 cooperate and assist in any filings required to be made with the FINRA;

(o)                                 cooperate with the relevant Holders, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the instructions of the relevant Holders at least three (3) Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof; and

(p)                                 otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby and maintain (or re-apply for the) listing of the Common Stock on the New York Stock Exchange.

Each Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (ii) through (v) of paragraph (f) of Section 4.1, such Holder will (x) discontinue disposing Registrable Securities pursuant to the Shelf Registration Statement (or any relevant registration statement in connection with a Piggy-back Registration or Demand Registration) covering such Registrable Securities until the Company has remedied the basis for such suspension and, to the extent applicable, such Holder receives copies of the supplemented or amended prospectus contemplated by paragraph (f) of Section 4.1 and (y) if so directed by the Company, deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice.

4.2                               Suspension of Registration Statement Availability. The Company may suspend the use of a Registration Statement required to be filed under Section 2.7 or suspend the use of a Shelf Registration Statement or, in either case, the prospectus that is a part thereof if (i) the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Company or any of its subsidiaries or because the Company (on the basis of written advice of outside counsel) has material, confidential information that would be required to be disclosed in such Registration Statement and which the Board of Directors of the Company deems reasonably inappropriate to disclose at such time, (ii) there has occurred an event or some other fact exists as a result of which, based on advice of the Company’s counsel, such Registration Statement or any document incorporated by reference therein, shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Commission or any U.S. state securities commission issues a stop order in respect of the Registration Statement or otherwise prohibits the use of the related prospectus (each such period, a “Suspension Period”). Upon such suspension, the Company shall give written notice to the Holders that the availability of the Registration Statement is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of copies of the supplemented or amended prospectus. A Suspension Period shall not exceed 45 days and all Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period. Holders may recommence effecting sales of the Registrable Securities pursuant to a Registration Statement following further written notice from the Company that the Suspension Period has been lifted, which written notice shall be delivered as promptly as practicable after the reason for suspension no longer exists. If the Company shall give any notice of suspension by reason of clause (i) above, the Company shall not, during the Suspension Period, register any Common Stock, other than pursuant to a Registration Statement on Form F-4, S-4 or S-8 (or an equivalent registration form then in effect).

4.3                               Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof, including, without limitation, (i) Commission, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) the reasonable fees, charges and expenses of the Holders’ Counsel (including without limitation the fees, charges and expenses incurred in connection with any amendments to a Registration Statement), and (iv) the reasonable fees, charges and expenses of counsel to the Company and of its independent certified public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “cold comfort” letters or any special audits incident to or required by any registration or qualification), regardless of whether such Registration Statement is declared effective. The Holders will bear their individual selling expenses, including commissions and discounts and transfer taxes.

4.4                               No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities.

5.                                      Indemnification.

(a)                                 The Company will, and hereby agrees to, indemnify and hold harmless, to the fullest extent permitted by law, each Holder and its respective directors, officers, fiduciaries, managing directors, employees, agents, affiliates, consultants, representatives, successors, assigns, stockholders, members or general and limited partners (and the directors, officers, employees and stockholders thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions, proceedings or any investigation or proceeding by any governmental agency or body (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise (collectively, “Claims”), to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact in, or omission or alleged omission of a material fact required to be included therein or necessary to make the statements therein not misleading from, a Shelf Registration Statement (or any relevant Registration Statement in connection with a Demand Registration or Piggy-back Registration) or amendment thereof or supplement thereto or any prospectus contained therein or any preliminary, final or summary prospectus or free writing prospectus utilized in connection therewith, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in the Shelf Registration Statement (or any relevant Registration Statement in connection with a Demand Registration or Piggy-back Registration) or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in conformity with written information relating to such Holder furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(b)                                 Each Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of Section 5) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their respective directors, officers, fiduciaries, managing directors, employees, agents, affiliates, consultants, representatives, successors, assigns, general and limited partners, stockholders and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact required to be included therein or necessary to make the statements therein not misleading from, the Shelf Registration Statement, or any relevant Registration Statement in connection with a Demand Registration or Piggy-back Registration, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim, to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact contained in written information relating to any Holder furnished to the Company by or on behalf of such Holder specifically for use therein, as such expenses are incurred; provided, however, that the aggregate amount which any such Holder shall be required to pay pursuant to Section 5(b) and Sections 5(c), (e) and (f) shall in no case be greater than the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement (or any relevant Registration Statement in connection with a Piggy-back Registration or Demand Registration) giving rise to such Claim. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such Registrable Securities by such Holder.

(c)                                  Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to Section 5, but the failure of any such Person to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of Section 5, unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses, and shall not relieve the indemnifying party from any liability which it may have to any such Person otherwise than under this Section 5. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each relevant jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or proceeding) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or proceeding and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 5(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to Section 5(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of Section 5(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Notwithstanding anything in Section 5(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to Section 5(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 5(a) and (b).

(e)                                  The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Registrable Securities by any such party.

(f)                                   The indemnification and contribution required by Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

6.                                      Lockups.

6.1                               Stockholder Lockup. In connection with the Follow-on Equity Raise, any Underwritten Takedown, or underwritten registration pursuant to a Demand Registration request, except with the written consent of the underwriters managing such offering, no Holder shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90)-day period beginning on the date of closing of such offering, or other such shorter period as agreed with the managing underwriter in such offering. Notwithstanding anything to the contrary contained in this Section 6.1, such lock-ups shall provide that each Holder shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 6.1 in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to the Plan Sponsor and its Affiliates.

6.2                               Permitted Distributions. Nothing herein will prevent any Holder from making a distribution of Registrable Securities to any of its partners, members or stockholders thereof or a transfer of Registrable Securities to an Affiliate (or in the case of the Plan Sponsor, to any other Person pursuant to Section 7.5(b)) that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 6.

6.3                               Lockup Agreement. Each Holder agrees to execute a lock-up agreement in a form reasonably requested by the Company or the offering underwriters in favor of the relevant offering underwriters to the effect of Section 6.1.

7.                                      General.

7.1                               Rule 144. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company shall, so long as it is subject to Section 13 or Section 15(d) of the Exchange Act: (a) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (b) furnish to any holder so long as the holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act. The Company agrees with each Holder that if the shares of Common Stock are not listed on a national securities exchange on or within one (1) month of the Closing Date, then for so long as any Registrable Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act but only to the extent necessary to permit resales of such Registrable Securities pursuant to Rule 144 by a Person who is not an Affiliate of the Company. In addition, if any Registrable Securities are held by any Stockholder at a time when the Company is not subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the Company will make publicly available the information specified in Rule 144(c)(2) for the period specified in Rule 144(b)(1)(i).

7.2                               Confidentiality. Each Holder of Registrable Securities agrees that it shall treat as confidential the receipt of any notice of an Underwritten Takedown, Demand Registration or Suspension Period and shall not disclose or use the information contained in such notice of an Underwritten Takedown, Demand Registration or Suspension Period without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such Holder in breach of the terms of this Agreement.

7.3                               Amendments and Waivers. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, in a writing executed and delivered by the Company and of Holders holding more than two-thirds of the Registrable Securities. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

7.4                               Notices. All notices, requests, claims, demands and other communications required or permitted to be given hereunder will be in writing and will be given when delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by overnight courier (providing proof of delivery) or by telecopy or electronic mail (providing confirmation of transmission) or will be in writing by first class mail (postage prepaid). All such notices, requests, claims, demands or other communications will be addressed as follows:

(a)                                 if to the Company, to:

Danaos Corporation
c/o Danaos Shipping Co., Ltd.
14 Akti Kondyli
185 45 Piraeus, Greece
Telephone No.: + 30 210 419 6401
Fax No.: + 30 210 419 6489
Attention: Chief Executive Officer

E-mail: cfo@danaos.com

with a copy, which shall not constitute notice, to:

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, New York 10178

Attn:                    Finnbarr D. Murphy

David A. Sirignano

E-mail:        finnbarr.murphy@morganlewis.com

david.sirignano@morganlewis.com

and

Skadden, Arps, Slate, Meagher & Flom LLP & Affiliates

4 Times Square

New York, NY 10036

Attn:                    Jay M. Goffman, Esq.

George N. Panagakis, Esq.

Christopher Mallon, Esq.

James Falconer, Esq.

James A. McDonald, Esq.

Maria Protopapa, Esq.

E-mail:        jay.goffman@skadden.com

george.panagakis@skadden.com

chris.mallon@skadden.com

james.falconer@skadden.com

james.mcdonald@skadden.com

maria.protopapa@skadden.com

(b)                                 If to the Plan Sponsor, to:

Danaos Investment Limited

Bell Gully, Level 22

Vero Centre

48 Shortland Street

Auckland, 1010

New Zealand
Telephone No.: +30 210 419 6574

Fax No.: +30 210 419 6489

Attention: Board of Directors

E-mail: dil@danaos.nz

with a copy, which shall not constitute notice, to:

Shearman & Sterling (London) LLP

9 Appold Street

London, EC2A 2AP

Attn:                    Solomon J. Noh, Esq.

George Karafotias, Esq.

E-mail:        solomon.noh@shearman.com

gkarafotias@shearman.com

(c)                                  If to the Equity Lenders, at such Equity Lender’s address or to such Equity lender’s telecopy number set forth on Exhibit A hereto;

or such other address as the Company or the respective Stockholder shall have specified to the other party in writing in accordance with this Section 7.4.

7.5                               Miscellaneous.

(a)                                 Status of Issuer. In the event the Company shall cease to be a foreign private issuer (as defined in Rule 3b-4 under the Exchange Act) references to Form F-1 and F-3 shall as applicable be to Form S-1 and S-3.

(b)                                 Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective permitted successors, personal representatives and assigns of the parties hereto, whether so expressed or not. This Agreement may not be assigned by the Holders without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing sentence, (A) in connection with any sale or transfer of Registrable Securities by any Holder (excluding the Plan Sponsor), the rights and obligations of the Holder hereunder may be assigned, without the prior written consent of the Company, to any Affiliate of such Holder or any other Person which has become the beneficial owner of such Registrable Securities following such sale or transfer; provided, that (i) such Affiliate or other Person (together with its Affiliate(s)) will hold at least 10% of the issued and outstanding Common Stock following such sale or transfer and (ii) such Affiliate or other Person shall execute an agreement in form and substance reasonably satisfactory to the Company undertaking to become a party to this Agreement and bound by its terms, and provide, in a timely fashion, the information required by Section 2.2  and (B) in connection with any sale or transfer of Registrable Securities by the Plan Sponsor, the rights and obligations of the Plan Sponsor hereunder may be assigned, without the prior written consent of the Company, to any Affiliate of the Plan Sponsor or any other Person which has become the holder of such Registrable Securities following such sale or transfer; provided, that, (i) such Affiliate or other Person shall execute an agreement in form and substance reasonably satisfactory to the Company undertaking to become a party to this Agreement and bound by its terms, and provide, in a timely fashion, the information required by Section 2.2; and (ii) such Affiliate or other Person shall be entitled to all of the rights and benefits and assume all of the obligations of, and be treated for all purposes hereunder as, a Significant Holder so long as such Affiliate or other Person holds at least 5% of the issued and outstanding Common Stock.

(c)                                  Third Party Beneficiaries. No Person, other than the parties hereto and their respective successors and permitted assigns, is intended to be a third-party beneficiary of this Agreement; provided, however, that the parties hereto hereby acknowledge (i) that the Persons set forth in Section 5 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in such Section 5 and (ii) any Holder from time to time shall be a third party beneficiary to the obligations of the Company hereunder, and in each case of clause (i) and (ii) shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary to protect its rights hereunder.

(d)                                 Entire Agreement. This Agreement and any certificates, documents, instruments and writings delivered pursuant to or contemplated by this Agreement or the Restructuring Support Agreement (including all applicable Definitive Documentation (as defined in the Restructuring Support Agreement)) represent the entire agreement by and between the Company and the Plan Sponsor with respect to the transactions contemplated by such documents and supersede any prior agreements or understandings, written or oral, between the parties.

(e)                                  Governing Law. This Agreement and any claims arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York.

(f)                                   Consent to Jurisdiction and Service of Process. With respect to any suit, action or proceeding (“Proceeding”) arising out of or relating to this Agreement each of the parties hereto hereby irrevocably (i) submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York (the “New York Courts”) and waives any objection to venue being laid in the New York Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Proceeding other than before one of the New York Courts; provided, however, that a party may commence any Proceeding in a court other than a New York Court solely for the purpose of enforcing an order or judgment issued by one of the New York Courts and (ii) consents to service of process in any Proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company or the Stockholder at their respective addresses referred to in Section 7.4; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

(g)                                  WAIVER OF JURY TRIAL. WITH RESPECT TO ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY, TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER

ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(h)                                 Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

(i)                                     Counterparts. This Agreement may be executed in one or more counterparts, and may be delivered by means of facsimile or electronic transmission in portable document format, each of which shall be deemed to be an original and shall be binding upon the party who executed the same, but all of such counterparts shall constitute the same agreement.

(j)                                    Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(k)                                 Arm’s Length Agreement. Each of the parties to this Agreement agrees and acknowledges that this Agreement has been negotiated in good faith, at arm’s length, and not by any means prohibited by law

(l)                                     Further Assurances. Each of the parties agrees to take or cause to be taken all reasonable actions, to do or cause to be done, to execute such further instruments, and to assist and cooperate with the other parties hereto in doing, all things reasonably necessary, proper or advisable under applicable laws or otherwise to consummate and make effective, in an expeditious manner, the agreements, terms and conditions contemplated by this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

DANAOS CORPORATION

By:	/s/ Evangelos Chatzis

Name:	Evangelos Chatzis

Title:	Chief Financial Officer

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

DANAOS INVESTMENT LIMITED

AS TRUSTEE FOR THE 883 TRUST

By:	/s/ Evangelos Chatzis

Name:	Evangelos Chatzis

Title:	Director

By:	/s/ Konstantinos Sfyris

Name:	Konstantinos Sfyris

Title:	Director

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Karen Drummond

Name:	Karen Drummond

Title:	Director

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

HSH NORDBANK AG

By:	/s/ Gesa Voight

Name:	Gesa Voight

Title:	Vice President

By:	/s/ Reinhard Günther

Name:	Reinhard Günther

Title:	Director

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

AEGEAN BALTIC BANK S.A.

By:	/s/ Beatrice Russ

Name:	Beatrice Russ

Title:	Attorney in fact

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

PIRAEUS BANK S.A.

By:	/s/ Ioannis Kouroglou

Name:	Ioannis Kouroglou

Title:	Authorised Signatory

By:	/s/ Kouvara Eugenia

Name:	Kouvara Eugenia

Title:	Authorised Signatory

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

CITIBANK OVERSEAS INVESTMENT CORPORATION

By:	/s/ William H. Wolf

Name:	William H. Wolf

Title:	Executive Vice President

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

CREDIT SUISSE AG

By:	/s/ Vasileios Gkarametsis

Name:	Vasileios Gkarametsis

Title:	Director

By:	/s/ Dr. Sebastian Schäfer

Name:	Dr. Sebastian Schäfer

Title:	Director

[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the date first written above.

ALLIUM FINANCE S.A.

By:	/s/ Konstantinos Sfyris

Name:	Konstantinos Sfyris

Title:	Director

[Signature Page to the Registration Rights Agreement]

Exhibit A

EQUITY LENDERS

	Lender name	Contact Details
1.	The Royal Bank of Scotland plc	Address: 246-250 Regent Street (Argyll House)
London W1B 3BN
United Kingdom
Email: euan.faull1@rbs.com
Attention: Euan James Faull

2.	HSH Nordbank AG	Address: Gerhart-Hauptmann-Platz 50
20095 Hamburg, Germany
Email: peter.sickel@hsh-nordbank.com; gesa.voigt@hsh-nordbank.com
Attention: Peter Sickel; Gesa Voigt

3.	Citibank Overseas Investment Corporation	Address: One Penn’s Way
New Castle, Delaware 19720
United States of America
Email: mary1.williams@citi.com
Attention: Mary Williams

4.	Credit Suisse AG	Address: c/o CRM IWM — Philipp Martens
Paradeplatz 8
P.O. Box
CH-8070 Zurich, Switzerland
Email: sebastian.schaefer@credit-suisse.com; philipp.martens@credit-suisse.com
Fax: +41 44 333 09 10
Attention: Sebastian Schaefer / Philipp Martens

5.	Allium Finance S.A.	Address: Trust Company Complex, Ajeltake Road
Ajeltake Island, Majuro
Marshall Islands, MH96960
Email: dimitris.coustas@gmail.com
Attention: Dimitris Coustas

6.	Piraeus Bank S.A.	Address: 109-111 Mesogeion Avenue Gr
115 26 Athens, Greece
Email: shippingrecovery@piraeusbank.gr; ShippingLoansAdministrator@piraeusbank.gr
Attention: Shipping Recovery; Shipping Loans Administrator

7.	Aegean Baltic Bank S.A.	Address: 91, Megalou Alexandrou & 25th Martiou Str.
151 24 Maroussi, Greece
Email: cr.control@ab-bank.com; business.dvlp@ab-bank.com
Attention: Business Development